Exhibit 99.1
EXECUTION VERSION

MGG INVESTMENT GROUP LP
One Penn Plaza, 53rd Floor
New York, New York 10119

September 22, 2023

Spark Networks, Inc.
RiverPark Fourteen,
10808 South River Front Parkway, Suite 398
South Jordan, UT 84095
Attention: Colleen Brown
Email: birdnowbrown@gmail.com

Re:	Amendment No. 12 to Forbearance Agreement

Ladies and Gentlemen:

Reference is hereby made to (a) that certain Financing Agreement, dated as of March 11, 2022, as amended by that certain Amended and Restated Amendment No. 1 to Financing Agreement, dated as of August 19, 2022, as further amended by that certain Amendment No. 2 to Financing Agreement and Forbearance Agreement, dated March 29, 2023, as further amended by that certain Amendment No. 3 to Forbearance Agreement and Financing Agreement, dated as of June 15, 2023, as further amended by that certain Amendment No. 8 to Forbearance Agreement and Amendment No. 4 to Financing Agreement, dated as of August 11, 2023, as further amended by that certain Amendment No. 9 to Forbearance Agreement and Amendment No. 5 to Financing Agreement, dated as of September 1, 2023 (as further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Financing Agreement”), by and among Spark Networks SE, a Societas Europaea (Europäische Gesellschaft) with registered seat in Munich, Federal Republic of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Federal Republic of Germany under HRB 232591 (the “Parent”), Spark Networks, Inc., a Delaware corporation (“Spark Networks”), Zoosk, Inc., a Delaware corporation (“Zoosk”, and together with the Parent, Spark Networks, and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each, a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each, a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), MGG Investment Group LP, a Delaware limited partnership (“MGG”), as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and MGG, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each, an “Agent” and, collectively, the “Agents”) and (b) that certain Amendment No. 2 to Financing Agreement and Forbearance Agreement, dated March 29, 2023, as amended by that certain Amendment No. 1 to Forbearance Agreement, dated as of May 15, 2023, as further amended by that certain Amendment No. 2 to Forbearance Agreement, dated as of May 25, 2023, as further amended by that certain Amendment No. 3 to Forbearance Agreement and Financing Agreement, dated as of June 15, 2023, as further amended by that certain Amendment No. 4 to Forbearance Agreement, dated as of July 14, 2023, as further amended by that certain Amendment No. 5 to Forbearance Agreement, dated as of July 21, 2023, as further amended by that certain Amendment No. 6 to Forbearance Agreement, dated as of July 28, 2023, as further amended by that certain Amendment No. 7 to Forbearance Agreement, dated as of August 4, 2023, as further amended by that certain Amendment No. 8 to Forbearance Agreement and Amendment No. 4 to Financing Agreement, dated as of August 11, 2023, as further amended by that certain Amendment No. 9 to Forbearance Agreement and Amendment No. 5 to Financing Agreement, dated as of September 1, 2023, as further amended by that certain Amendment No. 10 to Forbearance Agreement, dated as of September 8, 2023, as further amended by that certain Amendment No. 11 to Forbearance Agreement, dated as of September 15, 2023 by and among the Agents, the Lenders, the Borrowers and the Guarantors (the “Forbearance Agreement”). Any and all capitalized terms used in this letter agreement (this “Amendment “) which are defined in the Financing Agreement or the Forbearance Agreement and which are not otherwise defined in this Amendment shall have the same meaning in the Financing Agreement and Forbearance Agreement, as applicable.

1.   The parties hereto hereby amend and restate Section 3 of the Forbearance Agreement in its entirety to read as follows:

“3. Forbearance Period. The agreement and forbearance granted pursuant to Section 2 above (the “Forbearance”) shall commence on the Forbearance Effective Date (as defined in Section 4 below) and continue until the earlier of (a) September 29, 2023 (such date, the “Specified Date”) and (b) the first date on which any Termination Event (as defined in Section 7 hereof) shall have occurred (such earlier date, the “Termination Date” and such period, the “Forbearance Period”). The parties hereto agree that notices under the Financing Agreement (including notices pursuant to this Amendment and Forbearance Agreement) may be provided both by the means specified in Section 12.01 of the Financing Agreement and by delivery of such notice to the email address specified under the name of the applicable Person on the signature pages hereto (so long as the Agents are copied on all such notices).”

2.   [Reserved].

3.   Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent, unless waived in writing by the Agents (the first date upon which all such conditions have been satisfied or waived, as the case may be, by the Agents being herein called the “Amendment Effective Date”):

(a)   The representations and warranties contained in this Amendment and in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date) (except to the extent any such representation or warranty is incorrect solely by reason of the occurrence and continuance of any Specified Event); and no Default or Event of Default (other than Existing Events of Default and Events of Default that may arise because of any Specified Event) shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(b)   The Agents and the Lenders shall have executed this Amendment and received counterparts to this Amendment which bear the signatures of each of the Loan Parties.

4.   Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders as follows:

(a)   The execution, delivery and performance by each Loan Party of this Amendment and all documents executed in connection with the Amendment (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Loan Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Parties’ properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to such Loan Parties’ property.

(b)   This Amendment and all documents executed in connection with the Amendment constitutes the legal, valid and binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with its terms.

(c)   The representations and warranties contained in this Amendment and the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date) (except to the extent any such representation or warranty is incorrect solely by reason of the occurrence and continuance of any Specified Event); and no Default or Event of Default (other than an Existing Event of Default or an Event of Default that may arise because of any Specified Event) has occurred and is continuing on and as of the Amendment Effective Date.

(d)            Neither the Lenders nor the Agents have made any assurances concerning (i) the manner in which or whether any Existing Event of Default or any default that may arise because of any Specified Event may be resolved or (ii) any additional forbearance, waiver, restructuring or other accommodations, including any further extensions of credit to any of the Loan Parties.

5.   Forbearance Agreement. Except as otherwise expressly provided herein, (i) the Forbearance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Forbearance Agreement to “this Forbearance Agreement “, “hereto”, “hereof”, “hereunder” or words of like import referring to the Forbearance Agreement shall mean the Forbearance Agreement as amended and modified by this Amendment, and (B) all references in the Financing Agreement or any other Loan Document to the “ Forbearance Agreement “, “thereto”, “thereof”, “thereunder” or words of like import referring to the Forbearance Agreement shall mean the Forbearance Agreement as amended and modified by this amendment. This Amendment shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Forbearance Agreement or the Financing Agreement which terms and conditions shall remain in full force and effect.

6.   Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against, the Agents or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) the Agents and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders desire (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and Forbearance Agreement and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Forbearance Effective Date arising out of, connected with or related in any way to this Amendment and Forbearance Agreement, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agents or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans, or the management of such Loans or the Collateral on or prior to the Forbearance Effective Date.

7.   Affirmation of Obligations. Each of the Loan Parties hereby acknowledges, agrees and affirms (a) its Obligations under the Financing Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof (subject to Permitted Liens). Except as modified by this Amendment and Forbearance Agreement, each Loan Party acknowledges, ratifies, reaffirms, and agrees that each of the Loan Documents and the perfected liens and security interests created thereby in favor of the Agents for the benefit of the Lenders in the Collateral are, and will remain, in full force and effect and binding on all of the Loan Parties and are hereby ratified and confirmed in all respects. Each Loan Party acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents (including, without limitation, the Financing Agreement), except as modified herein, which are incorporated by reference as of the Forbearance Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases and indemnifications contained therein.

8.   Outstanding Indebtedness. Each of the Loan Parties hereby acknowledges and agrees that as of September 22, 2023, the aggregate outstanding principal amount of the Loans is $101,407,616.35 and that such principal amount is payable pursuant to the Financing Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The foregoing amount does not include interest, other fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Financing Agreement and the other Loan Documents.

9.   No Waiver. Except as expressly set forth herein, the terms and conditions of the Financing Agreement and the other Loan Documents shall remain in full force and effect. Nothing in this Amendment and Forbearance Agreement shall be deemed to be or construed as a waiver of any Existing Event of Default or any Event of Default that may occur because of any Specified Event or of any right, remedy or claim of the Agents or the Lenders with respect thereto, and the Agents and the Lenders specifically reserve the right to exercise any such right, remedy or claim based upon any Event of Default now existing or hereafter arising (except to the extent set forth herein in the case of Existing Events of Default or Events of Default that may occur because of any Specified Event).

10.  Amendment as Loan Document; Enforcement. The Loan Parties, the Administrative Agent and the Lenders hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment. Nothing contained in this Amendment shall prejudice or otherwise affect the Lender’s rights to enforce the provisions contained herein upon the default by any Loan Party in the performance thereof.

11.  Headings. Section headings used herein are for the convenience of the parties only and shall not constitute a part of this Amendment for any other purpose.

12.  Amendments; Extensions. The terms of this Amendment may be modified, waived, or amended and the Forbearance Period may be extended only by a writing executed by all of the parties hereto.

13.  Entire Agreement; Continuing Effect. This Amendment constitutes the entire understanding among the parties hereto as to the subject matter hereof and supersedes any and all prior agreements or understandings concerning the Forbearance by the Administrative Agent or any of the Lenders in exercising any of their rights against the Loan Parties or their properties. Except as expressly provided herein, the Loan Documents shall continue unchanged and in full force and effect, and all rights, powers and remedies of the Agents and the Lenders thereunder are expressly reserved and unaltered.

14.  Expenses. The Borrowers hereby agree to pay all expenses incurred by the Agents and each of the Lenders in connection with the matters relating to the negotiation, preparation and execution of this Amendment, and the modification or enforcement of any of the terms hereof, including, without limitation, the reasonable fees and disbursements of counsel to the Agents and each of the Lenders.

15.  Governing Law; Waiver of Jury Trial.

(a)   This Amendment shall be governed by, construed under and enforced in accordance with the laws of the State of New York, without regard to choice of law principals.

(b)   The Loan Parties, the Agents and the Lenders each hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Agents or the Lenders in the negotiation, administration, performance or enforcement hereof.

16.  Arms-Length/Good Faith. This Amendment has been negotiated at arms- length and in good faith by the parties hereto.

17. Review and Construction of Documents. Each Loan Party hereby acknowledges, and represents and warrants to the Agents and the Lenders, that:

(a)   such Loan Party has had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Amendment with their legal counsel;

(b)   such Loan Party has carefully reviewed this Amendment and fully understand all terms and provisions of this Amendment;

(c)   such Loan Party has freely, voluntarily, knowingly and intelligently entered into this Amendment of their own free will and volition;

(d)   none of the Agents or the Lenders has a fiduciary relationship with any Borrower or any Loan Party, and the relationship between the Agents and the Lenders, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor; and

(e)   no joint venture exists among the Loan Parties, the Agents and the Lenders.

18.  Counterparts.This Amendment may be signed in counterparts by the parties hereto, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

SPARK NETWORKS SE

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

ZOOSK, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

Email address for notice purposes, effective with respect to the Borrowers: birdnowbrown@gmail.com

Amendment No. 12 to Forbearance Agreement

GUARANTORS:

SPARK NETWORKS SERVICES GMBH

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS USA, LLC

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SMOOCH LABS INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

MINGLEMATCH, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS LIMITED

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

LOV USA, LLC

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

Email address for notice purposes,
effective with respect to the
Guarantors: birdnowbrown@gmail.com

Amendment No. 12 to Forbearance Agreement

MGG INVESTMENT GROUP LP,
as the Administrative Agent and the Collateral Agent

By: MGG GP LLC, its general partner

By:	/s/ Kevin F. Griffin
Name:	Kevin F. Griffin
Title:	Chief Executive Officer

Email address for notice purposes:
creditagreementnotices@mgginv.com

Amendment No. 12 to Forbearance Agreement

LENDERS:

MGG SPECIALTY FINANCE FUND II LP
MGG SF EVERGREEN FUND LP
MGG SF EVERGREEN UNLEVERED FUND LP
MGG INSURANCE FUND SERIES INTERESTS
OF THE SALI MULTI-SERIES FUND, LP
MGG SF EVERGREEN MASTER FUND
(CAYMAN) LP
MGG SF EVERGREEN UNLEVERED MASTER
FUND II (CAYMAN) LP
MGG CANADA FUND LP
MGG (BVI) LIMITED
MGG SF DRAWDOWN UNLEVERED FUND II
(LUXEMBOURG) SCSp
MGG SF DRAWDOWN UNLEVERED FUND III
(LUXEMBOURG) SCSp
MGG US DIRECT LENDING FUND 2019 LP
MGG SF EVERGREEN FUND 2020 LP
MGG SF DRAWDOWN UNLEVERED FUND III LP
MGG SF DRAWDOWN UNLEVERED MASTER
FUND III (CAYMAN) LP

By: MGG Investment Group LP, on behalf of each of
the above, as Authorized Signatory

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	Chief Executive Officer

Email address for notice purposes:
creditagreementnotices@mgginv.com

Amendment No. 12 to Forbearance Agreement